Annual Report

PRIME RESERVE FUND

MAY 31, 2001

T. ROWE PRICE

REPORT HIGHLIGHTS

PRIME RESERVE FUND

o Weak economic data prompted five interest rate cuts by the Federal Reserve during the six-month period.
o    The Prime Reserve Fund and PLUS shares outpaced their peer group average.
o We increased our exposure to CDs to take advantage of their attractive yields and longer maturities.
o We expect that the economy will remain troubled and that rates will fall further.

UPDATES AVAILABLE

     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

     A struggling economy and stock market set the stage for steep interest rate cuts during the last six months. While generally positive for most types of investments, falling rates can trim returns among money market funds, which are required to reinvest assets in successively lower-yielding securities. Your fund had moderate results that reflected this challenge.

MARKET ENVIRONMENT

 ...............................................................................

   The following table was depicted as a line graph in the printed material.

        1-Year Treasury Bill    90-Day Treasury Bill   Federal Funds Target Rate
5/31/00         6.28                    5.92                    6.5
                6.13                    5.84                    6.5
                6.06                    6.2                     6.5
8/31            6.23                    6.31                    6.5
                6.08                    6.21                    6.5
                6.11                    6.38                    6.5
11/30           6                       6.26                    6.5
                5.36                    5.89                    6.5
                4.58                    4.99                    5.5
2/28            4.46                    4.85                    5.5
                4.11                    4.28                    5
                3.92                    3.88                    4.5
5/31/01         3.56                    3.61                    4

 ...............................................................................

     Fixed-income investors were focused on the Federal Reserve dur- ing the six months ended May 31, 2001, as the Fed kept a close eye on the economy. Citing what it saw as an increase in recessionary pressures, the Fed engaged in an aggressive campaign to ease monetary pol- icy with five cuts in the federal funds tar- get rate. At May 31, the target stood at 4%, down from a high of 6.5% in 2000.

     The Fed's actions contributed to falling yields for most segments of the bond market. However, the effect was especially pronounced among money market securities--90-day Treasury bill yields fell 265 basis points during the six-month period (100 basis points equal one percent). This steep downdraft proved challenging to money market investors, whose total return derives exclusively from income. In general, the environment produced lower returns than was the case during most of 2000.

PERFORMANCE AND STRATEGY REVIEW

 ...............................................................................
PERFORMANCE COMPARISON
 ...............................................................................
Periods Ended 5/31/01                   6 Months     12 Months
-------------------------------------------------------------------------------
Prime Reserve Fund                        2.64%         5.82%

Prime Reserve PLUS Shares                 2.59          5.66

Lipper Money Market
Funds Average                             2.44          5.45
 ...............................................................................


     Your fund posted respectable six-month results of 2.64% and a one-year performance of 5.82%. An attention to sustaining dividend income helped the fund outpace its Lipper peer group in both periods. The seven-day compound dividend yield declined during the six months, although dividends per share fell by only a modest amount, as noted in the Key Statistics table after this letter.

     The performance of the Prime Reserve PLUS shares of the Prime Reserve Fund also exceeded the Lipper benchmark during both periods, and dividends per share declined. We were pleased with these results as the PLUS shares carry a higher expense ratio, reflecting additional services available to their investors.

     A somewhat bullish posture on interest rates aided results. We extended the weighted average maturity to 78 days at May 31 from 58 at the beginning of the six-month period. Holding slightly longer securities allows slower reinvesting of matured securities, which is beneficial when rates are falling. For most of the past six months, the maturity of the portfolio was 10 to 20 days longer than the average money market fund. During this period of monetary ease, the maturity of the average money market fund remained around 57 days.

     To maintain our longer maturity, we increased exposure to high-quality bank certificates of deposit (CDs). This was necessary because of a sharp contraction in the supply of commercial paper, especially among nonfinancial issuers, and because commercial paper in general tends to have shorter maturities. The CDs were issued from high-quality foreign and domestic banks.

OUTLOOK

     Data so far in 2001 suggest that investors should be prepared for more uncertainty on the economic front. With inflation in check, we think the Fed will continue to ease monetary policy until the economy returns to its long-term growth rate. However, after the last rate cut on May 15, it is not clear whether the Fed might be easing rates a little more or a lot. We plan to respond to this environment by maintaining a relatively long weighted average maturity and high credit quality.

Respectfully submitted,

/S/

Edward A. Wiese
President and chairman of the fund's Investment Advisory Commitee

June 22, 2001


     Edward A. Wiese is chairman of the Prime Reserve Fund's Investment Advisory Committee. The chairman has day-to-day responsibility for management and works with the committee in developing and executing the fund's investment program.

T. ROWE PRICE PRIME RESERVE FUND
-------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS

KEY STATISTICS                                          11/30/00      5/31/01

PRIME RESERVE SHARES
--------------------
Price Per Share                                       $    1.00     $    1.00
 ................................................................................
Dividends Per Share
      For 6 months                                         0.031         0.026
      For 12 months                                        0.058         0.057
 ................................................................................
Dividend Yield (7-Day Compound) *                          6.30%         4.21%
Weighted Average Maturity (days)                          58            78
Weighted Average Quality **                             First Tier    First Tier

PRIME RESERVE PLUS SHARES
-------------------------
Price Per Share                                       $    1.00     $    1.00
 ................................................................................
Dividends Per Share
      For 6 months                                         0.030         0.025
      For 12 months                                        0.056         0.055
 ................................................................................
Dividend Yield (7-Day Compound) *                          6.12%         3.89%
Weighted Average Maturity (days)                          58            78
Weighted Average Quality **                             First Tier    First Tier

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by the national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

     To  request  a  prospectus  for  any  T.  Rowe  Price  fund,   please  call
1-800-638-5660. Read the prospectus carefully before investing.

T. ROWE PRICE PRIME RESERVE FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS

SECTOR DIVERSIFICATION
                                                      Percent of     Percent of
                                                      Net Assets     Net Assets
                                                        11/30/00        5/31/01

U.S. Negotiable Bank Notes                                   2%             2%
Certificates of Deposit                                     32             36
      Domestic Negotiable CDs                                3              2
      Eurodollar Negotiable CDs                             15             15
      U.S. Dollar Denominated Foreign Negotiable CDs        14             19

Commercial Paper and Medium-Term Notes                      64             56
      Asset-Backed                                          22             19
      Banking                                               20             12
      Electric Utilities                                     -              3
      Finance and Credit                                     5              3
      Investment Dealers                                     3              3
      All Other                                             14             16
Foreign Government and Municipalities                        1              2
Funding Agreements                                           2              3
Other Assets Less Liabilities                               -1              1

Total                                                      100%           100%

Fixed-Rate Obligations                                      85             84
Floating-Rate Obligations                                   15             16

T. ROWE PRICE PRIME RESERVE FUND
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

 ...............................................................................

   The following table was depicted as a line graph in the printed material.

                         Lipper Money
                    Market Funds Average       Prime Reserve Shares
5/31/91                    10000                       10000
5/31/92                    10464                       10462
5/31/93                    10763                       10756
5/31/94                    11056                       11049
5/31/95                    11583                       11585
5/31/96                    12181                       12192
5/31/97                    12777                       12792
5/31/98                    13429                       13452
5/31/99                    14063                       14100
5/31/00                    14778                       14836
5/31/01                    15611                       15699

 ...............................................................................

     The graph above is based on Prime Reserve shares only. Performance for the PLUS shares would be lower because of higher expenses.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                               Since Inception
Periods Ended 5/31/01         1 Year   5 Years   10 Years  Inception      Date
-------------------------------------------------------------------------------
Prime Reserve shares          5.82%     5.19%      4.61%         -           -
Prime Reserve PLUS shares     5.66          -         -      5.12%     11/1/98

     Investment return represents past performance and will vary. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE PRIME RESERVE FUND
--------------------------------------------------------------------------------
                                For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
PRIME RESERVE SHARES
                                   Year
                                  Ended
                                5/31/01   5/31/00   5/31/99   5/31/98   5/31/97
NET ASSET VALUE
Beginning of period             $ 1.000   $ 1.000   $ 1.000   $ 1.000   $1.000

Investment activities
  Net investment income (loss)    0.057     0.051     0.047     0.050    0.048

Distributions
  Net investment income          (0.057)   (0.051)   (0.047)   (0.050)   0.048)

NET ASSET VALUE
End of period                   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $1.000

Ratios/Supplemental Data

Total return*                     5.82%     5.22%     4.82%     5.16%     4.92%

Ratio of total expenses to
average net assets                0.59%     0.62%     0.66%     0.63%     0.64%

Ratio of net investment income
(loss) to average net assets      5.66%     5.11%     4.70%     5.06%     4.83%

Net assets, end of period
(in millions)                   $ 5,758   $  5,618  $  5,169  $  4,889  $ 4,561

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE PRIME RESERVE FUND
--------------------------------------------------------------------------------
                                For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
PRIME RESERVE PLUS SHARES
                                                  Year                  11/1/98
                                                 Ended                  Through
                                               5/31/01     5/31/00      5/31/99
  NET ASSET VALUE
  Beginning of period                          $ 1.000    $  1.000    $  1.000
  Investment activities
    Net investment income (loss)                 0.055       0.049       0.025

  Distributions
    Net investment income                       (0.055)     (0.049)     (0.025)

  NET ASSET VALUE
  End of period                                $ 1.000    $  1.000    $  1.000

  Ratios/Supplemental Data

  Total return*                                  5.66%       5.04%      2.50%

  Ratio of total expenses to average
  net assets                                     0.75%       0.79%      0.82%+

  Ratio of net investment income (loss)
  to average net assets                          5.46%       5.03%      4.22%+

  Net assets, end of period (in millions)      $  69      $    49     $    20


* Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions and payment of no redemption or account fees.
+    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE PRIME RESERVE FUND
--------------------------------------------------------------------------------
                                                                   May 31, 2001
STATEMENT OF NET ASSETS                                 Par        Value
                                                          In thousands
BANK NOTES  2.0%

First Union National Bank
     VR
          4.135%, 6/18/01                            $  10,000   $  10,000
 ...............................................................................
          4.51%, 7/26/01                                15,000      15,003
 ...............................................................................
Fleet National Bank
     VR
          4.121%, 6/19/01                                5,000       5,002
 ...............................................................................
          4.21%, 6/22/01                                10,000      10,011
 ...............................................................................
Key Bank
     VR
          4.109%, 6/29/01                               17,000      17,001
 ...............................................................................
          4.885%, 7/13/01                               25,000      25,003
 ...............................................................................
Marshall & llsley Bank, 6.75%, 12/3/01                  24,900      24,900
PNC Bank, VR, 4.19%, 6/25/01                            12,000      12,008
Total Bank Notes (Cost  $118,928)                                  118,928

-------------------------------------------------------------------------------
BANKERS' ACCEPTANCES  0.5%

Regions Bank of Alabama
          4.00%, 6/15 - 7/23/01                         18,660      18,608
 ...............................................................................
          4.05%, 7/6/01                                    500         498
          4.10%, 6/8/01                                  1,000         999
          4.12%, 6/4 - 6/7/01                            7,500       7,497
          4.30%, 6/26/01                                 2,000       1,994
 ...............................................................................
Total Bankers' Acceptances (Cost  $29,596)                          29,596

-------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT  35.5%

Abbey National Treasury Services (London)
          4.20%, 5/30/02                                50,000      50,000
 ...............................................................................
          5.21%, 2/20/02                                16,000      15,999
 ...............................................................................
ABN AMRO (London), 6.095%, 6/29/01                      50,000      50,000
Allfirst Bank, VR, 4.08%, 6/27/01                        9,000       9,000
Banco Bilbao Vizcaya Argentaria, 5.07%, 6/1/01          35,000      35,000
Banco Bilbao Vizcaya Argentaria (London)
          6.10%, 6/29/01                                35,000      35,000
Bank Brussels Lambert, 4.54%, 9/26/01                   25,000      24,998
Bank of Montreal, 4.05%, 7/16/01                        50,000      50,001

Barclays Bank (London)
          4.43%, 4/10/02                             $  20,000   $  20,000
 ...............................................................................
          4.53%, 3/27/02                                20,000      20,004
 ...............................................................................
Bayerische Landesbank Girozentrale
          6.09%, 6/29/01                                40,000      40,001
 ...............................................................................
          6.30%, 6/19/01                                50,000      50,000
          6.36%, 6/13/01                                50,000      50,000
 ...............................................................................
Bayerische Vereinsbank (London), 5.35%, 7/11/01         50,000      49,996
BNP Paribas, 4.565%, 10/5/01                            45,000      45,002
Canadian Imperial Bank of Commerce, 4.79%, 6/20/01      33,000      33,000
Citibank, 6.09%, 6/29/01                                20,000      20,000
Comerica Bank, 4.22%, 5/29/02                           49,800      49,802
Commerzbank, 7.145%, 6/26/01                            50,000      50,000
Credit Agricole Indosuez (London), 4.56%, 9/26/01       50,000      49,998
Danske Bank
          4.19%, 8/8/01                                  5,000       5,002
 ...............................................................................
          5.22%, 1/9/02                                 19,900      19,900
 ...............................................................................
Deutsche Bank (London)
          4.57%, 9/27/01                                20,000      20,001
 ...............................................................................
          5.12%, 2/8/02                                 30,000      30,000
          5.22%, 2/20/02                                16,000      16,000
 ...............................................................................
Dexia Bank Belgium
          3.97%, 8/14/01                                29,000      28,995
 ...............................................................................
          4.78%, 6/20/01                                32,000      32,000
 ...............................................................................
Dresdner Bank
          4.06%, 8/16/01                                36,000      36,002
 ...............................................................................
          5.25%, 1/16/02                                 1,800       1,801
          5.27%, 7/16/01                                15,000      15,000
          6.10%, 6/28/01                                 4,000       4,002
 ...............................................................................
Halifax
          5.08%, 2/4/02                                100,000     100,053
 ...............................................................................
          6.05%, 6/29/01                                50,000      50,000
 ...............................................................................
Internationale Nederlanden Bank
          4.68%, 7/23/01                                15,000      15,000
 ...............................................................................
          4.69%, 7/23/01                                20,000      20,001
 ...............................................................................
KBC Bank, 4.77%, 6/18/01                                50,000      50,000

Landesbank Baden-Wuer Hemberg
          5.01%, 2/5/02                              $   7,300   $   7,296
 ...............................................................................
          7.375%, 6/5/01                                12,000      12,003
          7.40%, 6/5/01                                 50,000      50,000
 ...............................................................................
Lloyds Bank, 5.20%, 1/11/02                             47,000      47,000
Merita Bank, 4.13%, 5/10/02                             49,800      49,800
National Australia Bank
          5.32%, 1/9/02                                 71,000      71,041
 ...............................................................................
          5.41%, 1/8/02                                 25,000      25,027
 ...............................................................................
Norddeutsche Landesbank Girozentrale, 7.42%, 6/4/01     26,150      26,150
Norddeutsche Landesbank Girozentrale (London)
          4.11%, 5/20/02                                30,000      29,968
 ...............................................................................
Northern Trust, 5.18%, 8/20/01                          49,700      49,708
Rabobank
          6.825%, 8/28/01                                7,750       7,762
 ...............................................................................
          7.06%, 7/3/01                                  4,300       4,303
 ...............................................................................
Rabobank (London), 6.06%, 6/29/01                       50,000      50,000
Royal Bank of Canada, 6.01%, 9/11/01                    78,500      78,539
San Paolo IMI, S.P.A., 6.12%, 6/29/01                   23,000      23,000
Societe Generale, 6.31%, 6/14/01                        15,000      15,000
Svenska Handelsbanken
          4.01%, 8/8/01                                 11,500      11,500
 ...............................................................................
          5.11%, 2/11/02                                20,000      20,001
          5.385%, 12/12/01                              25,000      25,016
 ...............................................................................
Toronto Dominion Bank
          4.63%, 3/28/02                                59,800      59,907
 ...............................................................................
          6.00%, 9/4/01                                 50,000      50,000
          6.07%, 6/28/01                                50,000      50,000
 ...............................................................................
UBS, 6.01%, 9/4/01                                      50,000      50,001
Westdeutsche Landesbank, 4.75%, 4/22/02                 64,500      64,751
Total Certificates of Deposit (Cost  $2,069,331)                 2,069,331

-------------------------------------------------------------------------------
COMMERCIAL PAPER  41.5%

Abbey National N.A., 4.00%, 8/1/01                         800         795
 ...............................................................................
AIG Funding, 4.00%, 6/22/01                              1,200       1,197
Alabama Power, 4.30%, 6/26/01                              659         657

Alpine Securitization
     4(2)
          4.02%, 6/20/01                             $   4,413   $   4,404
 ...............................................................................
          4.08%, 6/21/01                                 4,533       4,523
          4.15%, 6/8/01                                 30,667      30,642
          4.28%, 6/25/01                                20,639      20,580
 ...............................................................................
ANZ Delaware
          4.00%, 7/18/01                                 1,000         995
 ...............................................................................
          4.02%, 7/23/01                                 6,900       6,860
 ...............................................................................
Asset Portfolio Funding
     4(2)
          4.02%, 6/20/01                                 2,333       2,328
 ...............................................................................
          4.08%, 6/15/01                                62,821      62,721
          4.13%, 6/8/01                                  1,600       1,599
          4.73%, 6/18/01                                 3,580       3,572
 ...............................................................................
Asset Securitization, 4(2), 4.10%, 6/5/01               10,600      10,595
AT&T, 4(2), VR, 4.78%, 7/13/01                          59,500      59,500
AWB Finance
          4.00%, 7/6/01                                 20,000      19,922
 ...............................................................................
          4.10%, 6/15/01                                27,000      26,957
 ...............................................................................
Banque Nationale de Paris (Canada), 6.495%, 6/5/01      35,000      35,000
Bayerische Hypo-Und Vereinsbank, 4.00%, 7/10/01         22,000      21,905
Bell South Corp., 4(2), 4.00%, 7/12/01                  17,350      17,271
Beta Finance, 4(2), 4.00%, 7/12/01                       8,500       8,461
Ciesco
          4.25%, 6/26/01                                30,000      29,912
 ...............................................................................
          4.27%, 6/22/01                                16,717      16,675
 ...............................................................................
Cingular Wireless, 4.00%, 6/22/01                        7,424       7,407
Citibank Credit Card Issuance Trust, 4(2)
          4.02%, 6/12/01                                38,200      38,153
Coca Cola
     4(2)
          4.00%, 6/21 - 7/18/01                         53,550      53,420
 ...............................................................................
          4.26%, 6/22/01                                18,600      18,554
 ...............................................................................
Corporate Asset Funding
     4(2)
          4.25%, 6/27/01                                 4,781       4,767
 ...............................................................................
          4.50%, 6/13/01                                 4,500       4,493
 ...............................................................................
Corporate Receivables, 4(2), 4.30%, 6/27/01              2,500       2,492
Danske Corp., 5.78%, 9/17/01                             9,500       9,335

Delaware Funding
     4(2)
          4.00%, 6/25 - 6/28/01                      $  27,218   $  27,141
 ...............................................................................
          4.01%, 6/22/01                                 1,064       1,062
          4.02%, 7/13/01                                70,623      70,292
 ...............................................................................
Dexia Delaware LLC, 5.02%, 8/10/01                      29,800      29,509
Discover Card Master Trust, (144a)
     4(2)
          4.09%, 6/13/01                                50,000      49,932
 ...............................................................................
          4.11%, 6/21/01                                16,200      16,163
 ...............................................................................
Dorada Finance
          4.70%, 6/29/01                                 3,500       3,487
 ...............................................................................
          4.80%, 8/7/01                                 10,000       9,911
 ...............................................................................
Dover, 4(2), 4.10%, 6/22/01                             20,000      19,952
Electricite de France, 4.00%, 8/6/01                    25,000      24,817
Equilon Enterprises, 4.00%, 7/10/01                      1,086       1,081
Falcon Asset Securitization
     4(2)
          4.00%, 6/22/01                                15,000      14,965
 ...............................................................................
          4.08%, 6/26/01                                   510         509
          4.10%, 6/14 - 6/18/01                         45,877      45,808
          4.12%, 6/7/01                                 24,690      24,673
          5.05%, 7/9/01                                 35,000      34,813
 ...............................................................................
FCE Bank PLC, 4.10%, 6/8/01                             21,500      21,483
Fortis Funding, 4(2), 4.07%, 6/11/01                    50,000      49,943
GE Capital, 4(2), 4.01%, 6/22/01                        30,000      29,930
Gillette, 4(2), 4.00%, 8/8/01                            4,500       4,466
Golden Funding
     4(2)
          4.07%, 6/8/01                                  2,545       2,543
 ...............................................................................
          4.10%, 6/12/01                                 3,932       3,927
          4.15%, 6/12/01                                   324         323
          4.75%, 7/6/01                                 23,249      23,142
 ...............................................................................
Halifax, 4.55%, 8/20/01                                  3,700       3,663
Harvard University, 4.00%, 8/2/01                       17,200      17,081
Hewlett Packard, 4(2), 4.25%, 6/25/01                   38,243      38,135
Honeywell International, 4.02%, 6/21/01                 40,000      39,911
International Lease Finance, 4.00%, 7/27/01              2,775       2,758

Island Finance of Puerto Rico
          5.12%, 7/6/01                              $  10,968   $  10,913
 ...............................................................................
          5.18%, 6/8/01                                 25,000      24,975
 ...............................................................................
KFW International Finance
          4.00%, 8/7/01                                  5,870       5,826
 ...............................................................................
          4.40%, 9/20/01                                25,000      24,661
 ...............................................................................
Kitty Hawk Funding
     4(2)
          4.01%, 7/5/01                                  4,021       4,006
 ...............................................................................
          4.02%, 6/25/01                                 1,255       1,251
          4.55%, 9/20/01                                35,000      34,509
 ...............................................................................
Market Street Funding
     4(2)
          4.01%, 6/18/01                                25,300      25,252
 ...............................................................................
          4.12%, 6/8/01                                 25,500      25,480
 ...............................................................................
MassMutual Funding
     4(2)
          4.00%, 7/11 - 8/9/01                           6,400       6,356
 ...............................................................................
          4.04%, 6/5/01                                  1,300       1,299
          4.05%, 6/25/01                                 1,750       1,745
          4.16%, 7/26/01                                 4,000       3,975
          4.35%, 6/11/01                                18,900      18,877
 ...............................................................................
MBNA Master Credit Card Trust II, (144a)
     4(2)
          4.00%, 7/26 - 8/1/01                          62,587      62,201
 ...............................................................................
National Rural Utilities, 5.07%, 9/10/01                24,000      23,659
Nationwide Life Insurance
          4.25%, 7/26/01                                 7,870       7,819
 ...............................................................................
          4.75%, 6/18/01                                20,000      19,955
 ...............................................................................
Nestle Capital, 4.25%, 6/25/01                           5,000       4,986
New York State Power Auth., 4.05%, 7/11/01               7,624       7,590
Northern States Power, 4.00%, 8/15/01                   18,675      18,519
Park Avenue Receivables
     4(2)
          4.05%, 6/15/01                                45,000      44,929
 ...............................................................................
          4.08%, 6/13/01                                25,000      24,966
          4.10%, 6/11/01                                22,000      21,975
 ...............................................................................

Preferred Receivables Funding
     4(2)
          4.00%, 6/28 - 6/29/01                      $  30,000   $  29,908
 ...............................................................................
          4.05%, 6/19/01                                50,000      49,899
          4.10%, 6/14/01                                19,895      19,865
 ...............................................................................
Principal Financial Services
     4(2)
          4.02%, 6/18/01                                 5,500       5,490
 ...............................................................................
          4.08%, 6/14/01                                12,000      11,982
 ...............................................................................
Queensland Treasury
          4.00%, 7/23 - 8/13/01                         52,400      51,981
 ...............................................................................
Repeat Offering Securitization Entity
     4(2)
          4.02%, 7/30/01                                 6,881       6,836
 ...............................................................................
          4.25%, 7/30/01                                22,595      22,437
 ...............................................................................
Rio Tinto (Commercial Paper) Ltd., 4(2)
          4.27%, 6/15/01                                44,650      44,576
Rio Tinto America, Inc., 4.28%, 6/29/01                 26,500      26,412
San Paolo U.S. Finance, 5.90%, 6/29/01                   9,250       9,208
Sand Dollar Funding
     4(2)
          4.12%, 6/26/01                                16,012      15,966
 ...............................................................................
          4.22%, 6/1/01                                    494         494
          4.31%, 6/22/01                                15,000      14,962
 ...............................................................................
Santander Finance (Delaware)
          4.25%, 7/30/01                                 1,775       1,763
 ...............................................................................
          4.55%, 9/6/01                                  2,000       1,975
          5.01%, 10/18/01                               61,000      59,820
          5.02%, 8/6/01                                 12,000      11,890
 ...............................................................................
Sigma Finance
          5.08%, 7/23/01                                 5,000       4,963
 ...............................................................................
          5.28%, 7/13/01                                   500         497
 ...............................................................................
Southwestern Public Service
          4.12%, 6/22/01                                 2,800       2,793
 ...............................................................................
          4.45%, 6/27/01                                13,500      13,457
          5.00%, 6/13 - 6/14/01                         15,250      15,224
 ...............................................................................
Svenska Handelsbanken, 4.76%, 8/14/01                   20,000      19,804

Three Rivers Funding
     4(2)
          4.00%, 6/19/01                             $  47,199   $  47,104
 ...............................................................................
          4.01%, 6/18 - 6/22/01                         14,175      14,147
 ...............................................................................
TotalFinaElf, 4(2), 4.10%, 6/7/01                       45,198      45,167
Toyota Motor Credit Corporation, 4(2),4.28%, 6/15/01    15,000      14,975
Transamerica Finance, 4.23%, 7/5/01                      6,920       6,892
Tulip Funding
     4(2)
          4.01%, 6/25 - 6/26/01                         32,500      32,412
 ...............................................................................
          4.02%, 6/20/01                                24,200      24,149
          4.70%, 7/10/01                                 1,000         995
          4.74%, 6/18/01                                31,000      30,930
 ...............................................................................
UBS Finance
          4.00%, 8/6/01                                 25,000      24,817
 ...............................................................................
          4.25%, 8/2 - 8/7/01                            3,500       3,474
          5.00%, 6/6/01                                  1,000         999
          5.02%, 8/2 - 8/8/01                            4,500       4,459
          5.10%, 8/8/01                                  3,100       3,070
 ...............................................................................
Unilever Capital Corp., (144a), VR, 4(2)
          5.11%, 6/7/01 +                               20,000      20,000
Variable Funding Capital, 4(2), 4.01%, 7/11/01          10,000       9,955
Verizon Global Funding, VR, 4(2), 5.064%, 6/15/01       39,600      39,600
Wal-Mart Funding, 4(2), 4.00%, 6/13/01                  50,000      49,933
Wisconsin Energy
          4.10%, 6/13 - 6/14/01                          4,000       3,994
 ...............................................................................
          4.15%, 6/11 - 6/12/01                         17,850      17,828
          4.28%, 6/21/01                                 1,258       1,255
          4.35%, 6/13/01                                 6,494       6,485
 ...............................................................................
ZCM Matched Funding, 4.01%, 6/22/01                     12,300      12,271
Total Commercial Paper (Cost  $2,419,949)                         ,419,949

-------------------------------------------------------------------------------
MEDIUM-TERM NOTES  16.5%

3M, 6.325%, 12/12/01                                    28,250      28,250
 ...............................................................................
American Express Credit Corp., VR, 4.364%, 8/1/01       55,940      55,974
Associates Corp. of North America, 6.75%, 10/31/01       2,800       2,799
Australia & New Zealand Banking Group, VR
          4.34%, 7/30/01                                37,000      37,002

BankBoston Corp.
     VR
          4.20%, 8/24/01                             $  21,000   $  21,006
 ...............................................................................
          6.125%, 3/15/02                                1,500       1,510
 ...............................................................................
Bankers Trust, 8.125%, 5/15/02                           2,500       2,586
Beta Finance, (144a), 4.65%, 4/25/02 +                  60,000      60,000
BMW U.S. Capital, VR, 4.09%, 8/15/01                    63,500      63,524
Caterpillar Financial Services
     VR
          4.39%, 7/30/01                                15,000      15,000
 ...............................................................................
          4.899%, 7/18/01                               10,000      10,009
 ...............................................................................
CIT Group
     VR
          5.013%, 6/29/01                               35,000      35,033
 ...............................................................................
          5.032%, 6/6/01                                 9,900       9,900
 ...............................................................................
Dorada Finance, (144a), VR, 4.093%, 6/15/01 +           25,000      24,997
Ford Motor Credit
     VR
          4.271%, 8/16/01                                8,000       8,006
 ...............................................................................
          4.51%, 7/23/01                                10,000      10,003
          4.93%, 7/16/01                                 3,000       3,001
 ...............................................................................
Georgia Power, VR, 4.14%, 6/22/01                       30,500      30,491
Goldman Sachs Group
     VR
          5.084%, 6/15/01                               50,000      50,000
 ...............................................................................
          5.10%, 6/5/01                                 25,000      25,000
 ...............................................................................
Household Finance
     VR
          4.195%, 8/24/01                                7,000       7,002
 ...............................................................................
          4.20875%, 6/25/01                             18,000      18,008
          4.259%, 6/25/01                               12,000      12,014
 ...............................................................................
Hydro Quebec
          6.36%, 1/15/02                                 8,250       8,266
 ...............................................................................
          6.37%, 1/15/02                                   800         804
          8.625%, 5/20/02                                5,000       5,181
 ...............................................................................
Jackson National Life Global Funding, VR
          4.066%, 6/21/01                               24,900      24,890
LINCs Series 2001-1, VR, (144a), 4.39%, 7/23/01 +       29,027      29,027

Merrill Lynch
          4.35%, 6/3/02                              $  29,350   $  29,350
 ...............................................................................
          4.751%, 7/11/01                                1,500       1,501
     VR
          4.445%, 2/15/02                                3,000       3,009
 ...............................................................................
          4.674%, 2/8/02                                 9,000       9,026
          5.056%, 3/25/02                               13,475      13,497
 ...............................................................................
Morgan Stanley Dean Witter, VR, 4.205%, 6/28/01         34,900      34,927
National Rural Utilities, VR, 4.79%, 7/17/01            46,000      46,000
Norwest Corp., 7.75%, 3/1/02                            16,800      17,125
Paccar Financial, VR, 4.46%, 7/26/01                    16,850      16,870
Prudential Funding, (144a), VR, 4.22%, 8/16/01 +        35,000      35,038
Rabobank Optional Redemption Trust, VR
          4.135%, 6/18/01                                  978         978
Siemens Financieringsmaatschappij, 5.75%, 5/15/02        2,000       2,021
Sigma Finance, (144a), VR, 4.112%, 6/15/01 +           100,000      99,995
Unilever, VR, 4.80%, 7/5/01                             15,900      15,902
US Bancorp
     VR
          4.282%, 6/15/01                               15,000      15,022
 ...............................................................................
          4.311%, 6/18/01                               14,700      14,722
 ...............................................................................
Wells Fargo Corp., 8.75%, 5/1/02                         5,000       5,181
Total Medium-Term Notes (Cost  $959,447)                           959,447

-------------------------------------------------------------------------------
FUNDING AGREEMENTS  3.1%

Allstate Life Insurance
     VR
          4.987%, 6/1/01 +                              25,000      25,000
 ...............................................................................
          5.597%, 6/1/01 +                              25,000      25,000
 ...............................................................................
GE Life & Annuity, VR, 5.16%, 6/12/01 +                 25,000      25,000
Peoples Benefit Life Insurance
     VR
          4.57%, 6/1/01 +                               40,000      40,000
 ...............................................................................
          4.58%, 6/1/01 +                               25,000      25,000
 ...............................................................................
Protective Life Insurance, VR, 5.274%, 6/1/01 +         12,500      12,500
Security Life of Denver, 4.13%, 6/29/01 +               25,000      25,000
Total Funding Agreements (Cost  $177,500)                          177,500
 ...............................................................................

 Total Investments in Securities
 99.1% of Net Assets (Cost $5,774,751)                           $5,774,751

 ...............................................................................
 Other Assets Less Liabilities                                       52,135

 ...............................................................................
 NET ASSETS                                                      $5,826,886
 ...............................................................................

 Net Assets Consist of:
 Accumulated net investment income -
     net of distributions                                        $      735
 Accumulated net realized gain/loss -
     net of distributions                                               736
 Paid-in-capital applicable to 5,826,907,551
     shares of $0.01 par value capital stock
     outstanding; 15,000,000,000 shares authorized                5,825,415

 NET ASSETS                                                      $5,826,886

 NET ASSET VALUE PER SHARE
 Prime Reserve shares
 ($5,758,244,549 / 5,758,266,005 shares outstanding)             $     1.00
 Prime Reserve PLUS shares
 ($68,641,344 / 68,641,546 shares outstanding)                   $     1.00


      +  Private Placement
     VR  Variable Rate
   4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".
   144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 6.8% of net assets.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE PRIME RESERVE FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                            In thousands
                                                                           Year
                                                                          Ended
                                                                        5/31/01
Investment Income (Loss)
Interest income                                                     $  357,655
Expenses
  Investment management                                                 21,004
  Shareholder servicing
    Prime Reserve shares                                                11,169
    Prime Reserve PLUS shares                                              209
  Prospectus and shareholder reports
    Prime Reserve shares                                                   480
    Prime Reserve PLUS shares                                                1
  Custody and accounting                                                   453
  Registration                                                             122
  Directors                                                                 30
  Legal and audit                                                           18
  Miscellaneous                                                            595
  Total expenses                                                        34,081
  Expenses paid indirectly                                                 (46)
  Net expenses                                                          34,035

Net investment income (loss)                                           323,620

REALIZED GAIN (LOSS)
Net realized gain (loss) on securities                                    39

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $  323,659

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE PRIME RESERVE FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                 In thousands
                                                              Year
                                                             Ended
                                                           5/31/01      5/31/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                         $   323,620  $   275,364
  Net realized gain (loss)                                      39          (83)
  Increase (decrease) in net assets from operations        323,659      275,281

Distributions to shareholders
  Net investment income
    Prime Reserve shares                                  (320,437)    (273,628)
    Prime Reserve PLUS shares                               (3,183)      (1,736)
  Decrease in net assets from distributions               (323,620)    (275,364)

Capital share transactions *
  Shares sold
    Prime Reserve shares                                 6,538,331    9,281,286
    Prime Reserve PLUS shares                              155,703      142,392
  Increase in net assets from shares sold                6,694,034    9,423,678

  Distributions reinvested
    Prime Reserve shares                                   309,774      263,286
    Prime Reserve PLUS shares                                3,056        1,706
  Increase in net assets from distributions reinvested     312,830      264,992

  Shares redeemed
    Prime Reserve shares                                (6,708,151)  (9,095,273)
    Prime Reserve PLUS shares                             (138,691)    (115,500)

  Decrease in net assets from shares redeemed           (6,846,842)  (9,210,773)

  Increase (decrease) in net assets from
  capital share transactions                               160,022      477,897

NET ASSETS
Increase (decrease) during period                          160,061      477,814
Beginning of period                                      5,666,825    5,189,011

End of period                                          $ 5,826,886  $ 5,666,825

* Capital share transactions at net asset value of $1.00 per share The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE PRIME RESERVE FUND
--------------------------------------------------------------------------------
                                                                   May 31, 2001
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Prime Reserve Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks preservation of capital, liquidity, and, consistent with these, the highest possible current income. The fund offers two classes of shares--Prime Reserve, offered since March 3, 1976, and Prime Reserve PLUS, first offered on November 1, 1998. Prime Reserve PLUS provides expanded shareholder services, the cost of which is borne by its shareholders. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters which relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management. Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Class Accounting Shareholder servicing expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared by each class on a daily basis, and paid monthly.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 2001, the fund has $44,000 of capital loss carryforwards, $2,000 of which expires in 2008, and $42,000 in 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At May 31, 2001,  the cost of  investments  for federal income tax purposes
was   substantially   the  same  as  for   financial   reporting   and   totaled
$5,774,751,000.

NOTE 3- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $1,823,000 was payable at May 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At May 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $9,514,000 for the year ended May 31, 2001, of which $771,000 was payable at period-end.

T. ROWE PRICE PRIME RESERVE FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of
T. Rowe Price Prime Reserve Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Prime Reserve Fund, Inc. ("the Fund") at May 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
June 19, 2001

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
INVESTMENT SERVICES AND INFORMATION

   KNOWLEDGEABLE SERVICE REPRESENTATIVES

   By Phone 1-800-225-5132  Available Monday through Friday from
   7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

   In Person  Available in T. Rowe Price Investor Centers.


   ACCOUNT SERVICES

   Checking  Available on most fixed-income funds ($500 minimum).

   Automatic Investing  From your bank account or paycheck.

   Automatic Withdrawal  Scheduled, automatic redemptions.

   Distribution Options  Reinvest all, some, or none of your distributions.

   Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


   BROKERAGE SERVICES*

   Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

   INVESTMENT INFORMATION

   Combined Statement  Overview of all your accounts with T. Rowe Price.

   Shareholder Reports  Fund managers' reviews of their strategies and results.

   T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

   Performance Update  Quarterly review of all T. Rowe Price fund results.

   Insights  Educational reports on investment strategies and financial markets.

   Investment Guides  Asset Mix Worksheet, Diversifying Overseas:
   A Guide to International Investing, Personal Strategy Planner,
   Retirement Readiness Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
-------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
----------
DOMESTIC TAXABLE
----------------
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term
Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
-------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money

INTERNATIONAL/GLOBAL FUNDS
--------------------------
STOCK
-----
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITIES
----------------------------------------
Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio
Money Funds (cont.)
Summit Municipal
Money Market
Tax-Exempt Money

*    Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.
     The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states. The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by
T.  Rowe  Price  (T.  Rowe  Price  International  for  the  International  Stock
Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------
    ADVISORY SERVICES, RETIREMENT RESOURCES

    T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

         ADVISORY SERVICES*

         T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

         Investment CheckupSM offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

         T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT INFORMATION
----------------------
PLANNING AND INFORMATIONAL GUIDES
---------------------------------
Minimum Required Distributions Guide
Retirement Planning Kit
Retirement Readiness Guide
Tax Considerations for Investors

INSIGHTS REPORTS
----------------
The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

* These are services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are fees associated with these services.

T. ROWE PRICE INSIGHTS REPORTS

-------------------------------------------------------------------------------
THE FUNDAMENTALS OF INVESTING

     Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

INSIGHTS REPORTS
----------------
GENERAL INFORMATION
-------------------
The ABCs of Giving
Back to Basics: The ABCs of Investing
The Challenge of Preparing for Retirement
Financial Planning After Retirement
Getting Started: Investing With Mutual Funds
The Roth IRA: A Review
Tax Information for Mutual Fund Investors

INVESTMENT STRATEGIES
---------------------
Conservative Stock Investing
Dollar Cost Averaging
Equity Index Investing
Growth Stock Investing
Investing for Higher Yield
Managing Risk Through Diversification
The Power of Compounding
Value Investing

TYPES OF SECURITIES
-------------------
The Basics of International Stock Investing
The Basics of Tax-Free Investing
The Fundamentals of Fixed-Income Investing
Global Bond Investing
Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal Bonds
Investing in Industry-Focused Stock Funds
Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds

BROKERAGE INSIGHTS
------------------
Combining Individual Securities With Mutual Funds
Getting Started: An Introduction to Individual Securities
What You Should Know About Bonds
What You Should Know About Margin and Short-Selling
What You Should Know About Options
What You Should Know About Stocks

T. ROWE PRICE BROKERAGE
--------------------------------------------------------------------------------
     BROKERAGE SERVICES

     T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.*

     Internet and Automated Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $19.95 on stock trades placed through our online Account Access-Brokerage service.**

     Research Services To help you make informed investment decisions, we offer access to research. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intraday and 12-month interactive charting, and analysts' ratings and earnings estimates.

     Dividend Reinvestment Service This service helps keep more of your money working for you. Cash dividends from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

     * Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
     ** $19.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or
obtain information, call:
1-800-638-5660

For the hearing impaired,
call: 1-800-367-0763
Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:

The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C. Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150
Opening July 2001

T. Rowe Price Investment Services, Inc., Distributor.        F44-050  5/31/01